Exhibit 99.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DIMON Incorporated (the "Company") on Form 10-K for the year  ended June 30,  2002 as filed with the  Securities and Exchange  Commission on the date hereof (the  "Report"),  I, Brian J. Harker, Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Brian J. Harker
_____________________________________________
Brian J. Harker
President and Chief Executive Officer
August 29, 2002

-7-